                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 9, 1998


                             Sloan Electronics, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


    2527 Monterey St., Sararota, Florida                           34231
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      (941) 925-2286


                          MAS Acquisition I Corp.
                          1922 North Bedford Ave.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on December 5, 1997 pursuant to the terms and conditions of an Agreement of Merger (the "Agreement") dated November 18, 1997 between MAS Acquisition I Corp., a Delaware corporation (the "Company") and Sloan Electronics, Inc., a Florida corporation ("Sloan"), which provided for the merger of Sloan with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  MAS Acquisition I Corp., (the "Company") entered into an Agreement of Merger (the "Agreement") with Sloan Electronics, Inc. ("Sloan") on
November 18, 1997, whereby Sloan has merged into the Company and the Company has changed its name to Sloan Electronics, Inc. Pursuant to the terms of the Agreement, each common share of Sloan was converted into 2.31 common shares of the Company. A total of 3,561,500 shares of common share of Sloan was converted into 8,227,070 restricted common shares of the Company. In addition the Company has accepted the return, and cancelled, 7,680,083 shares of Common Stock issued to MAS Financial Corp. The Company has issued 91,102 restricted common shares as finder's fee.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  As result of the merger, S. M. Ward Co., 225 West 34th St., New York, NY 10122 is the new certifying accountant of the Company. S. M. Ward Co.
has been the certifying accountant of Sloan Electronics, Inc. prior to the merger with and into the Company.

1) The former certifying accountant of the Company, Winter, Scheifley & Associates, P.C. was not retained by the Company during 1997.

2) The decision to change accountants was approved by the board of directors.

3) The former accountant's reports on th financial statements since inception on July 31, 1996 to December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

4) Since inception on July 31, 1996 to December 18, 1997, there was no disagreement nor "reportable event" with the former accountant.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Pursuant to the terms of the Agreement, the Company has accepted the resignation of the Board of Directors and Officers, as of December 5, 1997, consisiting of Aaron Tsai, John Tsai, and Chia-Lun Tsai and appointed
Larry Provost, Paul Sloan, Lester Cohen, Michael Solomon and James Vondra.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

    (i) Audited financial statements of Sloan Electronics, Inc. for the year ended December 31, 1995.
   (ii) Audited financial statements of Sloan Electronics, Inc. for the year ended December 31, 1996.
  (iii) Unaudited financial statements of Sloan Electronics, Inc. for the period ended September 30, 1997.
   (iV) Unaudited combined financial statements of Sloan Electronics, Inc. and MAS Acquisition I Corp. for the year ended December 31, 1996.
    (V) Unaudited combined financial statements of Sloan Electronics, Inc. and MAS Acquisition I Corp. for the period ended September 30, 1997.

                          SLOAN ELECTRONICS, INC.
                          -----------------------

                           FINANCIAL STATEMENTS
                           --------------------

                           AT DECEMBER 31, 1995
                           --------------------

                               S.M. WARD CO.
                         ACCOUNTANTS AND AUDITORS
                           225 WEST 34th. STREET
                         NEW YORK, NEW YORK 10122

                                   ____
                             (212) 967-6765
                           FAX (212) 967-6488


                      REPORT OF INDEPENDENT AUDITORS
                      ------------------------------

Sloan Electronics, Inc.
Board of Directors
Sarasota, Florida

Chairman, Board of Directors,

We have audited the accompanying balance sheet of Sloan Electronics, Inc. as of December 31, 1995, and the related Statements of Income and Stockholder's Equity. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sloan Electronics, Inc. as of December 31, 1995, in conformity with generally accepted accounting principles.

S.M. Ward Co.                /s/ S.M. Ward Co.
New York, NY
January 31, 1998

                           SLOAN ELECTRONICS INC.
                               BALANCE SHEET
                          As of December 31, 1995


                                  ASSETS


Current Assets:
     Cash in bank                               $22,634
     Accounts Receivable - Note 3                 4,757
     Inventory (at cost) - Note 4                 7,960
                                                  _____

Total Current Assets                                       35,351


Fixed Assets:
     Computer Equipment (net of Accumulated
     Depreciation of $304)- Note 2                          1,765


Other Assets:
     Due from officer                           $27,065
     Deferred Research and corporate
     development costs                           71,050
     Deferred costs of stock offering (IPO)
     and Prepaid Advertising                     71,282
                                                -------

Total Other Assets                                        169,397


Total Assets                                             $206,513
                                                         ========



                       See accountant's report
                       -----------------------
                               Page 3

                           SLOAN ELECTRONICS INC.
                               BALANCE SHEET
                           As of December 31, 1995



               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities:
     Accounts Payable                     $9,606


Total Current Liabilities                                9,606


Other Liabilities
     Accrued Interest - Note 5            $2,424
     Due to Stockholders - Note 5        110,000
     Due - Other                          20,000
                                         _______


Total Other Liabilities                                132,424
                                                       _______


Total Liabilities                                      142,030



Stockholders' Equity (deficit)

     Common Stock - Note 6               $34,792
     Paid-In-Capital                     165,942
     Accumulated Adjustments
     Account (Deficit)                  ( 88,420 )
     Accumulated Deficit During
     Development Stage                  ( 47,831 )


Total Stockholders' Equity (Deficit)                    64,483
                                                        ______


Total Liabilities and Stockholders' Equity (Deficit)  $206,513
                                                      ========



                        See accountant's report
                        -----------------------
                                Page 4

                           SLOAN ELECTRONICS INC.
                              INCOME STATEMENT
                    FOR THE YEAR ENDED DECEMBER 31, 1995



Income:
  Sales                                   14,505
  Sales Returns                         ( $2,450 )
                                        _________


Net Sales                                               12,055


Cost of goods sold:
     Purchases                            15,843
     Less: Ending Inventory              ( 7,960 )
                                           _____


Cost of goods sold                                       7,883
                                                         _____

Gross Profit                                            $4,172



Expenses:

     Selling expenses (Schedule 1)       $46,379
     General and administrative
     Expenses (Schedule 2)                41,591
     Interest of Notes - Note 5            4,668
                                           _____


Total Expenses:                                         92,638
                                                        ______

Net Income/ (loss) from Operations                   ( $88,466 )
                                                       =======

Other Income - Interest                                     46


Net Income/ (loss)                                   ( $88,420 )
                                                       =======





                        See accountant's report
                        -----------------------
                                Page 5

                          SUPPLEMENTAL INFORMATION
                           SLOAN ELECTRONICS, INC.
                       SCHEDULE 1 - SELLING EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1995




     Advertising and Promotion                       $33,588
     Sales Advances & Commissions                      7,582
     Shipping  & Delivery                              3,922
     Other Selling Expenses                            1,287


     Total Selling Expenses                          $46,379
                                                     =======







                           See accountant's report
                           -----------------------
                                   Page 6

                           SUPPLEMENTAL INFORMATION
                            SLOAN ELECTRONICS, INC.
                SCHEDULE 2 - GENERAL AND ADMINSTRATIVE EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995



     Rent                                                 $   800
     Office Expenses                                       11,044
     Telephone                                              8,798
     Legal & Accounting Services                            2,775
     Other Contract Services & Supplies                    11,272
     Facilities & Equipment Rental & Lease Costs            1,658
     Travel, Transportation & Entertainment                 4,734
     Licenses & Permits                                       230
     Depreciation                                             280
                                                              ___


     Total General and Administrative Expenses            $41,591
                                                          =======









                         See accountant's report
                         -----------------------
                                 Page 7

                            SLOAN ELECTRONICS, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)


CASH FLOWS FROM OPERATION ACTIVITIES:
Net loss:                                            ( $88,420 )
Add: Non cash items
  Depreciation                                             280
                                                           ___

                                                     (  88,140 )


Adjustments to reconcile net loss to net cash used in operating activities:

(Increase) in Accounts Receivable                    (   4,757 )
(Increase) in Inventory                              (   7,960 )
Decrease in Stock Subscription Receivable               15,000
Increase in Accounts Payable                             9,101
Increase in Accrued Interest                             2,424
                                                         _____

Total Adjustments                                       13,808

Net cash used in operations                          ( $74,332 )
                                                       _______

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of computer                                 (  $2,069 )
Research and corporate development costs             (  23,064 )
Initial Stock Offering
Cost and prepaid advertising                         (  71,282 )
                                                        ______

Net cash used in investing activities                (  96,415 )
                                                        ______


CASH FLOWS FROM FINANCING ACTIVITIES:
Loan to officer                                      ( $26,555 )
Loans Payable                                          119,000
Sale of Common Stock
and additional Paid-in Capital                         101,100
                                                       _______


Net cash provided from financing activities            193,545
                                                       _______


Net increase in cash                                    22,798


Opening cash                                         (     164 )
                                                           ___


Closing cash                                           $22,634
                                                       =======

                           SLOAN ELECTRONICS, INC.
                      STATEMENT OF STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1995


                                           Common Stock
                                           ------------
                                              Shares
                                              ------

          Shares Issued At Inception
          Through December 31, 1995         3,000,000

                           SLOAN ELECTRONICS, INC.

                        NOTES TO FINANCIAL STATEMENTS
                                  12/31/95


1. Organization:
   ------------

Sloan Electronics was incorporated in the state of Florida in July, 1993.

The Corporation designs, manufactures and markets electronic monitoring equipment primarily for the criminal justice industry and the long term health care industry.

On November 18, 1997 an agreement of merger between MAS Acquisition I Corp., a Delaware Corporation, and Sloan Electronics, Inc., a Florida Corporation was made and entered into. The two corporations merged into a single corporation, in which the Florida corporation ceased to exist, however the name of Sloan Electronics, Inc. will remain for the merge. The outstanding shares of the Florida corporation were converted as follows:
     One (1) share of Florida corporation into 2.31 shares of the Delaware corporation.


2. Summary of Significant Accounting Policies:
   -------------------------------------------

Method of Accounting
--------------------

The corporation uses the accrual method of accounting for both financial statement and tax purposes.

Depreciation
------------

All assets are recorded at cost. Depreciation is calculated using straight-line and accelerated methods for both book and tax purposes based on the estimated useful lives of the assets. The company expenses maintenance and repairs as the costs are incurred.

Depreciation has been computed based on three year estimated lives.


Amortization
------------

In November, 1995 the Corporation entered into a private placement arrangement. The costs of the IPO were capitalized and are being amortized over a five year period.

The Corporation capitalized research and development costs which are also being amortized over a five year period.


Income Taxes
------------

When Sloan Electronics was incorporated, it was formed as a subchapter "S" Corporation; passing through all income or loss directly to the shareholders. No provision for income taxes was needed. As of 7/1/96, the Corporation's board of directors voted to rescind its "S" election and become a regular "C" Corporaton.


3. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.


4. Inventory

Inventory is recorded at cost.


5.Due to stockholders and accrued interest.

This represents unsecured loans made by various stockholders. The interest on the notes ranges from 10% simple interest to 18% simple interest. Interest was accrued at December 31, 1995.


6. Common Stock

At the period ended 12/31/95 there was 4,000,000 shares authorized, 3,000,000 shares issued and outstanding.


7. Commitments and Contingencies


Lawsuits
--------

There are no liens, judgements or claims against the Corporation.

                           SLOAN ELECTRONICS, INC.
                           -----------------------

                            FINANCIAL STATEMENTS
                            --------------------

                            AT DECEMBER 31, 1996
                            --------------------

                                S.M. WARD CO.
                          ACCOUNTANTS AND AUDITORS
                            225 WEST 34th. STREET
                          NEW YORK, NEW YORK 10122

                                  _______
                              (212) 967-6765
                            FAX (212) 967-6488


                       REPORT OF INDEPENDENT AUDITORS
                       ------------------------------

Sloan Electronics, Inc.
Board of Directors
Sarasota, Florida

Chairman, Board of Directors,

We have audited the accompanying balance sheet of Sloan Electronics, Inc. as of December 31, 1996, and the related Statements of Income, Cash Flows, and Stockholder's Equity. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sloan Electronics, Inc. as of December 31, 1996, in conformity with generally accepted accounting principles.

S.M. WARD CO.              /s/ S.M. Ward Co.
New York, NY
January 31, 1998

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                         As of December 31, 1996



                                 ASSETS



Current Assets:
     Cash in bank                                $25,808
     Accounts Receivable - Note 3                 10,411
     Inventory (at cost) - Note 4                 26,165
     Deposits on Equipment                           700
                                                 _______

Total Current Assets                                        63,084



Fixed Assets:
     Computer Equipment (net of Accumulated
     Depreciation of $994) - Note 2                          1,075



Other Assets:
     Due from officer                            $33,565
     Security Deposit                              1,000
     Deferred Research and corporate
     development costs (net of Accumulated
     Amortization of $14,210) - Note 2            56,840
     Deferred costs of stock offering (IPO)
     and Prepaid Advertisement (net of Accumulated
     Amortization of $14,256) - Note 2            57,026
                                                  ______


Total Other Assets                                         148,431
                                                           _______


Total Assets                                              $212,590
                                                          ========






                           See accountant's report
                           -----------------------
                                   Page 3

                           SLOAN ELECTRONICS INC.
                               BALANCE SHEET
                          As of December 31, 1996



                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities:
     Accounts Payable                             $7,442
     Payroll Taxes Payable                           189
                                                  ______


Total current liabilities                                     7,631


Other Liabilities
     Accrued Interest - Note 5                   $12,786
     Due to Stockholders - Note 5                110,000
     Due - Other                                  15,000
     Customer Deposits                             2,400
                                                 _______


Total Other Liabilities                                     140,186
                                                            _______


Total Liabilities                                           147,817



Stockholders' Equity (deficit)

     Common Stock - Note 6                      $234,792
     Paid-In-Capital                             165,942
     Accumulated Adjustments
     Account (Deficit)                         ( 259,804 )
     Accumulated Deficit During
     Development Stage                          ( 76,157 )


Total Stockholders' Equity (Deficit)                         64,773
                                                             ______


Total Liabilities and Stockholders' Equity (Deficit)       $212,590
                                                           ========







                           See accountant's report
                           -----------------------
                                   Page 4

                           SLOAN ELECTRONICS INC.
                              INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 1996



Income:

     Sales                                                 $231,843



Cost of goods sold:
     Beginning Inventory                    7,960
     Purchases                            155,863
     Freight-in                             6,254
     Less: Ending Inventory              ( 26,165 )
                                          -------


Cost of goods sold                                          143,912
                                                            -------


Gross Profit                                                $87,931



Expenses:

     Selling expenses (Schedule 1)        $60,452
     General and administrative
     Expenses (Schedule 2)                214,146
     Interest on Notes - Note 4            13,043
                                           ______


Total expenses:                                             287,641
                                                            _______



Net Income/ (loss)                                       ( $199,710 )
                                                           ========









                           See accountant's report
                           -----------------------
                                   Page 5

                          SUPPLEMENTAL INFORMATION
                           SLOAN ELECTRONICS, INC.
                       SCHEDULE 1 - SELLING EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1996










Advertising and Promotion                            $23,977
Sales Commissions                                     31,000
Other Selling Expenses                                 5,475
                                                       _____


Total Selling Expenses                               $60,452
                                                     =======









                          See accountant's report
                          -----------------------
                                  Page 6

                          SUPPLEMENTAL INFORMATION
                           SLOAN ELECTRONICS, INC.
               SCHEDULE 2 - GENERAL AND ADMINISTRATIVE EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31,1996







Payroll                                            $56,600
Payroll Taxes                                        4,016
Rent                                                11,679
Office Expenses                                     12,519
Telephone                                            5,869
Legal & Accounting Services                          8,769
Other Contract Services                             61,583
Facilities & Equipment Rental & Lease Costs          4,431
Travel, Transportation & Entertainment               5,719
Depreciation and amortization                       29,156
Insurance                                           13,805
                                                    ______


Total General and Administrative Expenses         $214,146
                                                  ========








                          See accountant's report
                          -----------------------
                                  Page 7

                           SLOAN ELECTRONICS, INC.
                           STATEMENT OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1996




CASH FLOWS FROM OPERATION ACTIVITIES:
Net loss:                                               ( $199,710 )
Add: Non cash items
  Depreciation                                                 690
  Amortization                                              28,466
                                                            ______


                                                        (  170,554 )


Adjustments to reconcile net loss to net cash used in operating activities:

(Increase) in Accounts Receivable                        (   5,654 )
(Increase) in Inventory                                  (  18,205 )
(Increase) in Deposits                                   (   1,700 )
Decrease in Accounts Payable                             (   1,975 )
Increase in Accrued Interest                                10,362
Increase in Customer Deposits                                2,400
                                                             _____


Total Adjustments                                        (  14,772 )


Net cash used in operations                             ( $185,326 )
                                                          ________



CASH FLOWS FROM INVESTING ACTIVITES:

Net cash provided/ (used) in investing activities            - 0 -



CASH FLOWS FROM FINANCING ACTIVITIES:

Loan to officer                                          (  $6,500 )
Payment of loan                                          (  $5,000 )
Sale of Common Stock                                       200,000
                                                           _______


Net cash provided from financing activities                188,500
                                                           _______


Net increase in cash                                         3,174


Opening cash                                                22,634


Closing cash                                               $25,808
                                                           =======



                          See accountant's report
                          -----------------------
                                  Page 8

                           SLOAN ELECTRONICS, INC.
                      STATEMENT OF STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1996



                                           Common Stock
                                           ------------
                                           Shares          Amount
                                           ------          ------

     Shares Issued At Inception
     Through December 31, 1995            3,000,000        $ 34,792


     Shares Issued in 1996
     @ $1 Par Value                         200,000        $200,000
                                           ________        ________



               Total                      3,200,000        $234,792
                                          =========        ========

                           SLOAN ELECTRONICS, INC.

                        NOTES TO FINANCIAL STATEMENTS
                                  12/31/96


1. Organization:
   ------------

Sloan Electronics was incorporated in the state of Florida in July, 1993.

The Corporation designs, manufactures and markets electronics monitoring equipment primarily for the criminal justice industry and the long term health care industry.

On November 18, 1997 an agreement of merger between MAS Acquisition I Corp., a Delaware corporation, and Sloan Electronics, Inc., a Florida corporation was made and entered into. The two corporations merged into a single corporation, in which the Florida corporation ceased to exist, however the name of Sloan Electronics, Inc. will remain for the merge. The outstanding shares of the Florida corporation were converted as follows:
     One (1) share of Florida corporation into 2.31 shares of the Delaware corporation.


2. Summary of Significant Accounting Policies:
   -------------------------------------------

Method of Accounting
--------------------

The corporation uses the accrual method of accounting for both financial statement and tax purposes.


Depreciation
------------

All assets are recorded at cost. Depreciation is calculated using straight-line and accelerated methods for both book and tax purposes based on the estimated useful lives of the assets. The company expenses maintenance and repairs as the costs are incurred.

Depreciation has been computed based on three year estimated lives.


Amortization
------------

In November, 1995 the Corporation entered into a private placement arrangement. The costs of the IPO were capitalized and are being amortized over a five year period.

                          SLOAN ELECTRONICS, INC.

                      NOTES TO FINANCIAL STATEMENTS
                                 12/31/96

The Corporation capitalized research and development costs which are also being amortized over a five year period.


Income Tax
----------

When Sloan Electronics was incorporated, it was formed as a subchapter "S" Corporation; passing through all income or loss directly to the shareholders. No provision for income taxes was needed. As of 7/1/96, the Corporation's board of directors voted to rescind its "S" election and become a regular "C" Corporation.


3. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.


4. Inventory

Inventory is recorded at cost.


5. Due to Stockholders and accrued interest.

This represents unsecured loans made by various stockholders. The interest on the notes ranges from 10% simple interest to 18% simple interest. Interest was accrued at December 31, 1996.


6. Common Stock

At the period ended 12/31/96 there was 4,000,000 shares authorized, 3,200,000 shares issued and outstanding.


7. Commitments and Contingencies



Lawsuits
--------

There are no liens, judgements or claims against the Corporation.

                           SLOAN ELECTRONICS, INC.
                           -----------------------
                            FINANCIAL STATEMENTS
                            --------------------
                            AT SEPTEMBER 30, 1997
                            ---------------------

                                S.M. WARD CO.
                          ACCOUNTANTS AND AUDITORS
                            225 WEST 34th. STREET
                          NEW YORK, NEW YORK 10122
                                  _______
                               (212) 967-6765
                             FAX (212) 967-6488



Sloan Electronics, Inc.
Board of Directors
Sarasota, Florida

Chairman, Board of Directors,

We have Compiled the accompanying balance sheet of Sloan Electronics, Inc. as of September 30, 1997, and the related Statements of Income, Cash Flows and Stockholder's Equity for the nine months then ended in accordance with standards established by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and accordingly, do not express an opinion or any other form of assurance on them.


                                                   S.M. Ward Co.

New York,  NY
January 31, 1998

                           SLOAN ELECTRONICS, INC.
                               BALANCE SHEET
                          As of September 30, 1997



                                  ASSETS


Current Assets:
     Cash in bank                             $2,284
     Accounts Receivable - Note 3             27,958
     Inventory (at cost) - Note 4             11,677
                                              ______


Total Current Assets                                     41,919



Fixed Assets:
     Computer equipment (net of Accumulated
     Depreciation of $1,593) - Note 2                       476



Other Assets:
     Due from officer                        $33,565
     Security Deposit                          1,000
     Deferred Research and corporate
     development costs (net of Accumulated
     Amortization of $19,540) - Note 2        51,510
     Deferred costs of stock offering (IPO)
     and Prepaid Advertising (net of Accumulated
     Amortization of $19,601) - note 2        51,681
                                              ______



Total Other Assets                                      137,756
                                                        _______


Total Assets                                           $180,151
                                                       ========








                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                         As of September 30, 1997




              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities:
     Accounts Payable                             $90,621
     Accrued Expenses                              15,557
                                                   ______


Total current liabilities                                    106,178


Other Liabilities:
     Accrued Interest - Note 5                    $18,420
     Due to Stockholders Note 5                   110,000
     Due - Others                                  65,000
                                                  -------

Total Other Liabilities                                      193,420
                                                             _______


Total Liabilities                                            299,598



Stockholders' Equity (deficit)

     Common Stock - Note 6                       $254,792
     Paid-In-Capital                              165,942
     Accumulated Adjustments
     Account (Deficit)                          ( 259,804 )
     Retained Earnings (Deficit)                ( 280,377 )
                                                  _______


Total Stockholders' Equity (Deficit)                       ( 119,447 )
                                                           ___________


Total Liabilities and Stockholders' Equity (Deficit)        $180,151
                                                            ========










                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                           SLOAN ELECTRONICS INC.
                              INCOME STATEMENT
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997



Income:

     Sales                                               $124,120



Cost of goods sold:
     Beginning Inventory                  26,165
     Purchases                            86,827
     Freight-in                            3,349
     Less: Ending Inventory             ( 11,677 )
                                          ______



Cost of goods sold                                        104,664
                                                          _______


Gross Profit                                              $19,456



Expenses:

     Selling expenses (Schedule 1)       $30,079
     General and administrative
     Expenses (Schedule 2)               180,182
     Interest on Notes - Note 5           13,415
                                          ______


Total Expenses:                                           223,676


Net Income/ (loss)                                     ( $204,220 )
                                                         ========










                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SUPPLEMENTAL INFORMATION
                           SLOAN ELECTRONICS, INC.
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997






Advertising and Promotion                                 $16,079
Sales Commissions                                           9,000
Other Selling Expenses                                      5,000
                                                            _____


Total Selling Expenses                                    $30,079
                                                          =======












                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SUPPLEMENTAL INFORMATION
                           SLOAN ELECTRONICS, INC.
              SCHEDULE 2 - GENERAL AND ADMINISTRATIVE EXPENSES
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997








Payroll                                                  $50,000
Payroll Taxes                                              3,291
Rent                                                       9,104
Office Expenses                                            1,318
Telephone                                                  3,911
Legal & Accounting  Services                              12,355
Other Contract Services                                   64,974
Facilities & Equipment Rental & Lease Costs                  880
Travel, Transportation & Entertainment                     5,585
Depreciation and amortization                             11,274
Insurance                                                 17,490
                                                          ______

Total General and Administrative Expenses               $180,182
                                                        ========












                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                           SLOAN ELECTRONICS, INC.
                           STATEMENT OF CASH FLOWS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


CASH FLOWS FROM OPERATION ACTIVITIES:
Net Loss:                                            ( $204,220 )
Add: Non cash items
  Depreciation                                              599
  Amortization                                           10,675
                                                         ______

                                                     (  192,946 )


Adjustments to reconcile net loss to net cash used in operating activities:

(Increase) in Accounts Receivable                     (  17,547 )
Decrease in Inventory                                    14,488
Decrease in Deposits                                        700
Increase in Accounts Payable                             83,179
Increase in Accrued Expenses                             21,002
(Decrease) in Customer Deposits                       (   2,400 )
                                                          _____

Total Adjustments                                        99,422

Net cash used in operations                           ( $93,524 )
                                                        _______


CASH FLOWS FROM INVESTING ACTIVITIES:

Net cash provided/ (used) in investing activities         - 0 -


CASH FLOWS FROM FINANCING ACTIVITIES:
Loan Proceeds                                           $50,000
Sale of Common Stock                                     20,000
                                                         ______


Net cash provided from financing activities              70,000
                                                         ______


Net increase in cash                                  (  23,524 )


Opening cash                                             25,808


Closing cash                                             $2,284
                                                         ======







                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                           SLOAN ELECTRONICS, INC.
                      STATEMENT OF STOCKHOLDER'S EQUITY
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997




                                                 Common Stock
                                                 ------------
                                            Shares          Amount
                                            ------          ------

Shares Issued at Inception
Through December 31, 1995                  3,000,000        $ 34,792

Shares Issued in 1996
@ $1 Par Value                               200,000        $200,000

Shares Issued for
the Nine Months Ended
September 30, 1997 @ $1 Par Value             20,000        $ 20,000
                                              ______        ________

           Total                           3,220,000        $254,792
                                           =========        ========

                           SLOAN ELECTRONICS, INC.

                        NOTES TO FINANCIAL STATEMENTS
                                   9/30/97



1. Organization:
   ------------

Sloan Electronics was incorporated in the State of Florida in July, 1993.

The Corporation designs, manufactures and markets electronics monitoring equipment primarily for the criminal justice industry and the long term health care industry.

On November 18, 1997 an agreement of merger between MAS Acquisition I Corp., a Delaware corporation, and Sloan Electronics, Inc., a Florida corporation was made and entered into. The two corporations merged into a single corporation, in which the Florida corporation ceased to exist, however the name of Sloan Electronics, Inc. will remain for the merge. The outstanding shares of the Florida corporation were converted as follows:
     One (1) share Florida corporation into 2.31 shares of the Delaware corporation.


2. Summary of Significant Accounting Policies:
   ------------------------------------------

Method of Accounting
--------------------

The corporation uses the accrual method of accounting for both financial statements and tax purposes.


Depreciation
------------

All assets are recorded at cost. Depreciation is calculated using straight -line and accelerated methods for both book and tax purposes based on the estimated useful lives of the assets. The company expenses maintenance and repairs as the costs are incurred.

Depreciation has been computed based on three year estimated lives.


Amortization
------------

In November, 1995 the corporation entered into a private placement arrangement. The costs of the IPO were capitalized and are being amortized over a five year period.

                        SLOAN ELECTRONICS, INC.

                    NOTES TO FINANCIAL STATEMENTS
                               9/30/97


The Corporation capitalized research and development costs which are also being amortized over a five year period.


Income Taxes
------------

When Sloan Electronics was incorporated, it was formed as a subchapter "S" Corporation; passing through all income or loss directly to the shareholders. No provision for income tax was needed. As of 7/1/96, the Corporation's board of directors voted to rescind its "S" election and is now a regular Corporation.



3. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.



4. Inventory

Inventory is recorded at cost.



5. Due to Stockholders and accrues interest.

This represents unsecured loans made by various stockholders. The interest on the notes ranges from 10% simple interest to 18% simple interest. Interest was accrued at September 30, 1997.



6. Common Stock

At the period ended 9/30/97 there was 4,000,000 shares authorized, 3,220,000 shares issued and outstanding.

                           SLOAN ELECTRONICS, INC.
                           -----------------------
                           MAS ACQUISITION I CORP.
                           -----------------------
                                 (COMBINED)
                                 ----------
                            FINANCIAL STATEMENTS
                            --------------------
                            AT DECEMBER 31, 1996
                            --------------------

                               S.M. WARD CO.
                         ACCOUNTANTS AND AUDITORS
                           225 WEST 34TH. STREET
                         NEW YORK, NEW YORK 10122

                                   -----
                              (212) 967-6765
                            FAX (812) 967-6488



Sloan Electronics, Inc.
Board of Directors
Sarasota, Florida

Chairman, Board of Directors,

We have Compiled the accompanying combined Balance Sheets of Sloan Electronics, Inc. and MAS Acquisition I Corp. as of December 31, 1996, and the related Statements of Income, Cash Flows, and Stockholder's Equity for the year then ended in accordance with standards established by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and accordingly, do not express an opinion or any form of assurance on them.



                                            S.M. Ward Co.
                                         /s/S.M. Ward Co.

New York, NY
February 15, 1998

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                          AS OF December 31, 1996



                                 ASSETS

                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------
Current Assets:
 Cash in bank              $    25,808                              $ 25,808
 Accounts Receivable-Note 3     10,411                                10,411
 Inventory (at cost)-Note 4     26,165                                26,165
 Deposits on Equipment             700                                   700
                           ___________ _______________ ____________ ________

Total Current Assets            63,084           -              -     63,084


Fixed Assets
 Computer Equipment (net of
 Accumulated Depreciation of
 $994)- Note 2                   1,075                                 1,075


Other Assets:
 Due from officer          $    33,565           -              -     33,565
 Security Deposit                1,000                                 1,000
 Deferred Research and
 corporate development
 costs (net of
 Accumulated Amortization
 of $14,210)-Note 2             56,640                                56,640
 Deferred costs of stock
 offering (IPO) and Prepaid
 Advertising (net of
 Accumulated Amortization of
 $14,256)-Note 2                57,026           -              -     57,026
                           ___________ _______________ ____________ ________

Total Other Assets             148,431           _              _    148,431
                           ___________ _______________ ____________ ________


Total Assets               $   212,590 $         _     $        _   $212,590
                           =========== =============== ============ ========






                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                          AS OF December 31, 1996



               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     _________________ _______________ ____________ ________

Current Liabilities:
 Accounts Payable          $     7,442                              $  7,442
 Payroll Taxes Payable             189             -            -        189
                           ___________ _______________ ____________ ________


Total current liabilities        7,631             -            -      7,631


Other Liabilities:
 Accrued Interest - Note 5      12,786                                12,786
 Due to Stockholders-Note 5    110,000                               110,000
 Due - Other                    15,000                                15,000
 Customer Deposits               2,400                                 2,400

Total Other Liabilities        140,186             -            -    140,186


Total Liabilities              147,817             -            -    147,817



Stockholders' Equity (deficit)

 Common Stock - Note 6         234,792           8,500               243,292
 Paid-in-Capital               165,942                               165,942
 Accumulated Adjustments
 Account (Deficit)            (259,804)                             (259,804)
 Accumulated Deficit During
 Development Stage             (76,157)         (8,500)         -    (84,657)
                           ___________ _______________ ____________ ________

Total Stockholders'
Equity (Deficit)                64,773             -            -     64,773
                           ___________ _______________ ____________ ________


Total Liabilities and
Stockholders'
Equity (Deficit)           $   212,590 $           -   $        -   $212,590
                           =========== =============== ============ ========






                    See Accountants' Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS INC.
                             INCOME STATEMENT
                   FOR THE YEAR ENDED DECEMBER 31, 1996


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------

Income:
 Sales                     $   231,843 $           -   $        -   $231,843



Cost of goods sold:
 Beginning Inventory             7,960                                 7,960
 Purchases                     155,863                               155,863
 Freight-in                      6,254                                 6,254
 Less: Ending Inventory        (26,165)            -            -    (26,165)
                           ___________ _______________ ____________ ________


Cost of goods sold             143,912             -            -    143,912
                           ___________ _______________ ____________ ________



Gross Profit               $    87,931             -            -   $ 87,931



Expenses:

 Selling expenses
 (Schedule 1)              $    60,452 $           -   $        -   $ 60,452
 General and administrative
 Expenses (Schedule 2)         214,146           8,500          -    222,646
 Interest on Notes - Note 5     13,043             -            -     13,043
                           ___________ _______________ ____________ ________


Total expenses:                287,641           8,500          -    296,141
                           ___________ _______________ ____________ ________


Net Income / (loss)        $  (199,710)$        (8,500)$        -  $(208,210)
                           =========== =============== ============ ========








                    See Accountant's Compilation Report &
                    ------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                         SUPPLEMENTAL INFORMATION
                          SLOAN ELECTRONICS, INC.
                       SCHEDULE 1 - SELLING EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1996


                           Sloan       MAS Acquisition
                     Electronics, Inc,     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------


Selling Expenses:

 Advertising and Promotion $    23,977             -            -     23,977
 Sales Commissions              31,000             -            -     31,000
 Other Selling Expenses          5,475             -            -      5,475
                           ___________ _______________ ____________ ________


Total Selling Expenses     $    60,452 $           -   $        -   $ 60,452
                           =========== =============== ============ ========












                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                         SUPPLEMENTAL INFORMATION
                          SLOAN ELECTRONICS, INC.
             SCHEDULE 2 - GENERAL AND ADMINISTRATIVE EXPENSES
                   FOR THE YEAR ENDED DECEMBER 31, 1996



                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------



General and Administrative
Expenses

 Payroll                   $    56,600 $           -   $        -   $ 56,600
 Payroll Taxes                   4,016                                 4,016
 Rent                           11,679                                11,679
 Office Expenses                12,519                                12,519
 Telephone                       5,869                                 5,869
 Legal & Accounting Services     8,769                                 8,769
 Other Contract Services        61,583                                61,583
 Facilities & Equipment
 Rental & Lease Costs            4,431                                 4,431
 Travel, Transportation
 & Entertainment                 5,719                                 5,719
 Depreciation & amortization    29,156                                29,156
 Insurance                      13,805                                13,805
 Other General and
 Administrative Expenses           -             8,500          -      8,500
                           ___________ _______________ ____________ ________


Total General and
Administrative Expenses    $   214,146 $         8,500 $        -    222,648
                           =========== =============== ============ ========












                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                         SLOAN ELECTRONICS, INC.
                         STATEMENT OF CASH FLOWS
                   FOR THE YEAR ENDED DECEMBER 31, 1996




                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------

CASH FLOWS FROM
OPERATION ACTIVITIES:

Net Loss:                  $ (199,710) $       (8,500) $        -  $(208,210)
Add: Non cash items
         Depreciation             690              -                     690
         Amortization          28,466              -            -     28,466
                           __________  ______________  ___________ _________

                             (170,554)         (8,500)          -   (179,054)


Adjustments to reconcile
net loss to net cash used
in operating activities:

(Increase) in Accounts
Receivable                     (5,654)                                (5,654)
(Increase) in Inventory       (18,205)                               (18,205)
(Increase) in Deposits         (1,700)                                (1,700)
Decrease in Accounts Payable   (1,975)                                (1,975)
Increase in Accrued Interest   10,362                                 10,362
Increase in Customer Deposits   2,400            -              -      2,400
                             ________  ______________  ___________ _________

Total Adjustments             (14,772)           -              -    (14,772)

Net cash used in
operations                 $ (185,326) $       (8,500) $        -  $(193,826)
                           __________  ______________  ___________ _________


CASH FLOWS FROM
INVESTING ACTIVITIES:

Net cash provided/(used)
in investing activities           -              -              -        -


CASH FLOWS FROM
FINANCING ACTIVITIES:
Loan to officer            $   (6,500)                                (6,500)
Payment of loan                (5,000)                                (5,000)
Sale of Common Stock          200,000           8,500           -    208,500
                           __________  ______________  ___________ _________

Net cash provided from
financing activities          188,500           8,500           -    197,000
                           __________  ______________  ___________ _________


Net increase in cash            3,174            -              -      3,174

Opening cash                   22,634            -              -     22,634
                           __________  ______________  ___________ _________


Closing cash               $   25,808  $         -     $        -  $  25,808
                           ==========  ==============  =========== =========











                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS, INC.
                     STATEMENT OF STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1996


                     Sloan Electronics Inc. MAS Acquisition I Corp. Combined
                        Common Stock           Common Stock
                        ------------           ------------
                      Shares    Amount       Shares    Amount
                      ------    ------       ------    ------

Shares Issued At
Inception Through
December 31,1995    3,000,000  $  34,792         -         -       $  34,792

Shares Issued in
1996 @ $1 Par Value   200,000  $ 200,000         -         -       $ 200,000

Shares Issued in
1996 @ $.001 Par Value    -          -     8,500,000  $   8,500    $   8,500


             Total  3,200,000  $ 234,792   8,500,000  $   8,500    $ 243,292
                    =========  =========   =========  =========    =========

                          SLOAN ELECTRONICS, INC.

                       NOTES TO FINANCIAL STATEMENTS
                                 12/31/96


1. Organization:
   ------------

Sloan Electronics was incorporated in the state of Florida in July, 1993.

The Corporation designs, manufactures and markets electronic monitoring equipment primarily for the criminal justice and the long term health care industry.

On November 18, 1997 an agreement of merger between MAS Acquisition I Corp., a Delaware corporation, and Sloan Electronics, Inc., a Florida corporation was made and entered into. The two corporations merged into a single corporation, in which the Florida corporation ceased to exist, however the name of Sloan Electronics, Inc. will remain for the merge. The outstanding shares of the Florida corporation were converted as follows:
     One (1) share of Florida corporation into 2.31 shares of the Delaware corporation.


2. Summary of Significant Accounting Policies:
   -----------------------------------------

Method of Accounting
--------------------

The corporation uses the accrual method of accounting for both financial statement and tax purposes.

Depreciation
------------

All assets are recorded at cost. Depreciation is calculated using straight-line and accelerated methods for both book and tax purposes based on the estimated useful lives of the assets. The Company expenses maintenance and repairs as the costs are incurred.

Depreciation has been computed based on three year estimated lives.

Amortization
------------

In November, 1995 the Corporation entered into a private placement arrangement. The costs of the IPO were capitalized and are being amortized over a five year period. The Corporation capitalized research and development costs which are also being amortized over a five year period.

                          SLOAN ELECTRONICS, INC.
                       NOTES TO FINANCIAL STATEMENTS
                                12/31/96




Income Tax
----------

When Sloan Electronics was incorporated, it was formed as a subchapter "S" Corporation; passing through all income or loss directly to the shareholders. No provision for income taxes was needed. As of 7/1/96, the Corporation's board of directors voted to rescind its "S" election and is now a regular Corporation.



3. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.


4. Inventory

Inventory is recorded at cost.


5. Due to stockholders and accrued interest.

This represents unsecured loans made by various stockholders. The interest on the notes ranges from 10% simple interest to 18% simple interest. Interest was accrued at December 31, 1996.


6. Common Stock

At the period ended 12/31/96 there was 4,000,000 shares authorized, 3,200,000 shares issued and outstanding, for Sloan Electronics, Inc. At the period ended 12/31/96 there was 100,000,000 shares authorized, 8,500,000 shares issued and outstanding, for MAS Acquisition I Corp.

                          SLOAN ELECTRONICS, INC.
                          -----------------------
                          MAS ACQUISITION I CORP.
                          -----------------------
                                (COMBINED)
                                ----------
                           FINANCIAL STATEMENTS
                           --------------------
                           AT SEPTEMBER 30, 1997
                           ---------------------

                                S.M. WARD CO.
                          ACCOUNTANTS AND AUDITORS
                            225 WEST 34TH. STREET
                          NEW YORK, NEW YORK 10122

                                    -----
                               (212) 967-6765
                             FAX (212) 967-6488




Sloan Electronics, Inc.
Board of Directors
Sarasota, Florida

Chairman, Board of Directors,

We have Compiled the accompanying combined Balance Sheets of Sloan Electronics, Inc. and MAS Acquisition I Corp. as of September 30, 1997, and the related Statements of Income, Cash Flows, and Stockholder's Equity for the nine months then ended in accordance with standards established by the American Institute of Certified Public Accountants,

A compilation is limited to presenting in the form of financial statements information that is the representation of the management. We have not audited or reviewed the accompanying financial statements and accordingly, do not express an opinion or any form of assurance on them.




                                                  S.M. Ward Co.
                                               /s/S.M. Ward Co.



New York, NY
February 15, 1998

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                         AS OF September 30, 1997



                                ASSETS


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------

Current Assets:
 Cash in Bank              $     2,284                              $  2,284
 Accounts Receivable-Note 3     27,958                                27,958
 Inventory (at cost)-Note 4     11,677             -            -     11,677
                           ___________ _______________ ____________ ________

Total Current Assets            41,919             -            -     41,919


Fixed Assets:
 Computer Equipment (net of
 Accumulated Depreciation of
 $1,593) - Note 2                  476                                   476



Other Assets:
 Due from officer          $    33,565             -            -   $ 33,565
 Security Deposit                1,000                                 1,000
 Deferred Research and
 corporate development
 costs (net of Accumulated
 Amortization of $19,540)
 - Note 2                       51,510                                51,510
 Deferred costs of stock
 offering (IPO) and Prepaid
 Advertising (net of
 Accumulated Amortization
 of $19,601) - Note 2           51,681             -            -     51,681
                           ___________ _______________ ____________ ________

Total Other Assets             137,756             -            -    137,756
                           ___________ _______________ ____________ ________


Total Assets               $   180,151 $           -            -   $180,151
                           =========== =============== ============ ========













                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS INC.
                              BALANCE SHEET
                          AS OF September 30,1997



               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------

Current Liabilities:
 Accounts Payable          $    90,621                              $ 90,621
 Accrued Expenses               15,557             -            -     15,557
                           ___________ _______________ ____________ ________

Total current liabilities      106,178             -            -    106,178


Other Liabilities:
 Accrued Interest - Note 5      18,420                                18,420
 Due to Stockholders-Note 5    110,000                               110,000
 Due - Other                    65,000             -            -     65,000
                           ___________ _______________ ____________ ________

Total Other Liabilities        193,420             -            -    193,420
                           ___________ _______________ ____________ ________


Total Liabilities              299,598             -            -    299,598




Stockholders' Equity (deficit)

 Common Stock - Note 6         254,792           8,500               263,292
 Paid-in-Capital               165,942                               165,942
 Accumulated Adjustments
 Account (Deficit)            (259,804)                             (259,804)
 Retained Earnings (Deficit)  (280,377)         (8,500)         -   (288,877)
                           ___________ _______________ _____________ _______


Total Stockholders'
Equity (Deficit)              (119,447)            -            -   (119,447)
                           ___________ _______________ _____________ _______


Total Liabilities and
Stockholders' Equity
(Deficit)                  $   180,151 $           -   $        -    $180,151
                           =========== =============== ============= ========












                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                           SLOAN ELECTRONICS INC.
                              INCOME STATEMENT
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------

Income:
 Sales                     $   124,120 $           -   $        -   $124,120



Cost of goods sold:
 Beginning inventory            26,165                                26,165
 Purchases                      86,827                                86,827
 Freight-in                      3,349                                 3,349
 Less: Ending Inventory        (11,677)            -            -    (11,677)
                           ___________ _______________ _____________ _______


Cost of goods sold             104,664             -            -    104,664
                           ___________ _______________ _____________ _______



Gross Profit               $    19,456             -            -    $19,456




Expenses:

 Selling expenses
 (Schedule 1)              $    30,079 $           -   $        -    $30,079
 General and administrative
 Expenses (Schedule 2)         180,182             -            -    180,182
 Interest on Notes - Note 5     13,415             -            -     13,415
                           ___________ _______________ _____________ _______


Total expenses:                223,676             -            -    223,676
                           ___________ _______________ _____________ _______



Net Income / (loss)        $  (204,220)$           -   $        -  $(204,220)
                           =========== =============== ============= =======














                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                         SUPPLEMENTAL INFORMATION
                          SLOAN ELECTRONICS, INC.
                       SCHEDULE 1 - SELLING EXPENSES
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------


Selling Expenses:

 Advertising and Promotion $    16,079             -            -     16,079
 Sales Commissions               9,000                                 9,000
 Other Selling Expenses          5,000             -            -      5,000
                           ___________ _______________ ____________ ________


Total Selling Expenses     $    30,079 $           -   $        -   $ 30,079
                           =========== =============== ============ ========










                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                        SUPPLEMENTAL INFORMATION
                         SLOAN ELECTRONICS, INC.
             SCHEDULE 2 - GENERAL AND ADMINISTRATIVE EXPENSES
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------


General and Administrative
Expenses

 Payroll                   $    50,000 $           -   $        -   $ 50,000
 Payroll Taxes                   3,291                                 3,291
 Rent                            9,104                                 9,104
 Office Expenses                 1,318                                 1,318
 Telephone                       3,911                                 3,911
 Legal & Accounting Services    12,355                                12,355
 Other Contract Services        64,974                                64,974
 Facilities & Equipment
 Rental & Lease Costs              880                                   880
 Travel, Transportation
 & Entertainment                 5,585                                 5,585
 Depreciation and amortization  11,274                                11,274
 Insurance                      17,490             -            -     17,490
                           ___________ _______________ ____________ ________


Total General and
Administrative Expenses    $   180,182 $           -   $        -    180,182
                           =========== =============== ============= =======















                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS, INC.
                          STATEMENT OF CASH FLOWS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                           Sloan       MAS Acquisition
                     Electronics, Inc.     I Corp.     Eliminations Combined
                     ----------------- --------------- ------------ --------
CASH FLOWS FROM
OPERATION ACTIVITIES:
Net loss:                  $  (204,220) $          -   $        -  $(204,220)
Add: Non cash items
         Depreciation              599             -                     599
         Amortization           10,675             -            -     10,675
                           ___________  ______________ ___________ _________

                              (192,946)            -            -   (192,946)


Adjustments to reconcile
net loss to net cash used
in operating activities:

(Increase) in Accounts
Receivable                     (17,547)                              (17,547)
Decrease in Inventory           14,488                                14,488
Decrease in Deposits               700                                   700
Increase in Accounts Payable    83,179                                83,179
Increase in Accrued Interest    21,002                                21,002
(Decrease) in Customer
Deposits                        (2,400)            -            -     (2,400)
                           ___________ _______________ ____________ ________

Total Adjustments               99,422             -            -     99,422

Net cash used
in operations              $   (93,524) $          -   $        -   $(93,524)
                           ___________  ______________ ____________ ________


CASH FLOWS FROM
INVESTING ACTIVITIES:

Net cash provided/(used)
in investing activities            -               -            -        -


CASH FLOWS FROM
FINANCING ACTIVITIES:
Loan Proceeds              $    50,000                                50,000
Payment of loan                    -                                     -
Sale of Common Stock            20,000             -            -     20,000
                           ___________  ______________ ____________ ________

Net cash provided from
financing activities            70,000             -            -     70,000
                           ___________  ______________ ____________ ________

Net increase in cash           (23,524)            -            -    (23,524)

Opening cash                    25,808             -            -     25,808
                           ___________  ______________ ____________ ________

Closing cash               $     2,284  $          -   $        -   $  2,284
                           ===========  ============== ============ ========








                    See Accountant's Compilation Report &
                    -------------------------------------
                        Notes To Financial Statements
                        -----------------------------

                          SLOAN ELECTRONICS, INC.
                     STATEMENT OF STOCKHOLDER'S EQUITY
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                   Sloan Electronics Inc.  MAS Acquisition I Corp  Combined
                      Common Stock             Common Stock
                      ------------             ------------
                    Shares    Amount        Shares     Amount
                    ------    ------        ------     ------

Shares issued At
Inception Through
December 31,1995  3,000,000  $  34,792          -          -       $  34,792

Shares Issued in
1996 @ $1 Par
Value               200,000  $ 200,000          -      $   -       $ 200,000

Shares issued for
the Nine Months
Ended September
30, 1997 @ $1
Par Value            20,000  $  20,000          -          -       $  20,000

Shares Issued in
1996 @ $.001
Par Value               -    $     -      8,500,000    $ 8,500     $   8,500
                  _________  _________    _________    _______     _________


          Total   3,220,000  $ 254,792    8,500,000    $ 8,500     $ 263,292
                  =========  =========    =========    =======     =========

                          SLOAN ELECTRONICS, INC.

                       NOTES TO FINANCIAL STATEMENTS
                                   9/30/97


1. Organization:
   ------------

Sloan Electronics was incorporated in the state of Florida in July, 1993.

The Corporation designs, manufactures and markets electronics monitoring equipment primarily for the criminal justice industry and the long term health care industry.

On November 18, 1997 an agreement of merger between MAS Acquisition I Corp., a Delaware corporation, and Sloan Electronics, Inc., a Florida corporation was made and entered into. The two corporations merged into a single corporation, in which the Florida corporation ceased to exist, however the name of Sloan Electronics, Inc. will remain for the merge. The outstanding shares of the Florida corporation were converted as follows:
     One (1) share of Florida corporation into 2.31 shares of the Delaware corporation.


2. Summary of Significant Accounting Policies:
   -------------------------------------------

Method of Accounting
--------------------

The corporation uses the accrual method of accounting for both financial statement and tax purposes.

Depreciation
------------

All assets are recorded at cost. Depreciation is calculated using straight -line and accelerated methods for both book and tax purposes based on the estimated useful lives of the assets. The company expenses maintenance and repair as the costs are incurred.

Depreciation has been computed based on three year estimated lives.

Amortization
------------

In November, 1995 the Corporation entered into a private placement arrangement. The costs of the IPO were capitalized and are being amortized over a five year period. The Corporation capitalized research and development costs which are also being amortized over a five year period.

                          SLOAN ELECTRONICS, INC.

                       NOTES TO FINANCIAL STATEMENTS
                                   9/30/97




Income Taxes
------------

When Sloan Electronics was incorporated, it was formed as a subchapter "S" Corporation; passing through all income or loss directly to the shareholders. No provision for income tax was needed. As of 7/1/96, the Corporation's board of directors voted to rescind its "S" election and is now a regular Corporation.


3. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.


4. Inventory

Inventory is recorded at cost.


5. Due to stockholders and accrued interest.

This represents unsecured loans made by various stockholders. The interest on the notes ranges from 10% simple interest to 18% simple interest. Interest was accrued at September 30, 1997.


6. Common Stock

At the period ended 9/30/97 there was 4,000,000 shares authorized, 3,220,000 shares issued and outstanding, for Sloan Electronics, Inc. At the period ended 9/30/97 there was 100,000,000 shares authorized, 8,500,000 shares issued and outstanding for MAS Acquisition I Corp.

Exhibit Number             Description

          2.0              Agreement of Merger

          2.1              Article of Amendment

         16.0              Letter from Former Certifying Accountant

         99.1              Form of Offshore Securities
                           Subscription Agreement

         99.2              Offshore Securities
                           Subscription Agreement

ITEM 8.  CHANGE IN FISCAL YEAR.

  Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

  On December 18, 1997, the Company began an offshore distribution of up to 5,000 shares of common stock. David Guevara and Ash Mathur are acting as placement agents. The offshore offering is being made pursuant to Regulation S of the Securities Act of 1933. The Company and the placement agents will distribute 50 shares of common stock each to no more than 100 non-U.S. persons.

  On February 25, 1998, the Company completed a private placement for 225,000 shares of common stock at $0.288 per share for a total of $65,000 to Mr. Frederick N. Griffiths. Baxter, Banks & Smith Ltd. acted as placement agent and received a 10% cash compensation. The offshore offering is made pursuant to Regulation S of the Securities Act of 1933.

  The Company will escrow the shares of common stock during the 40 days restriction period from the completion date of this offering and will not send stock certificate or register any trasfer of shares until the end of the restriction period.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 18, 1998

                                     Sloan Electronics, Inc.


                                     By: /s/Paul Sloan
                                        --------------------------------
                                         Paul Sloan, President
                                         and Director